   As filed with the Securities and Exchange Commission on June 6, 1997

                                                Registration No. 333-28311

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             COMMERCE BANCORP, INC.
                            COMMERCE CAPITAL TRUST I
             (Exact name of Registrant as specified in its charter)


          New Jersey                                     22-2433468
           Delaware                                     [applied for]
--------------------------------------        -------------------------------
  (State or other jurisdiction of                     (I.R.S. employer
   incorporation or organization)                   identification number)

                                 Commerce Atrium
                               1701 Route 70 East
                           Cherry Hill, NJ 08034-5400
                                 (609) 751-9000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                              C. Edward Jordan, Jr.
                            Executive Vice President
                             Commerce Bancorp, Inc.
                                 Commerce Atrium
                               1701 Route 70 East
                           Cherry Hill, NJ 08034-5400
                                 (609) 751-9000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

     Lawrence R. Wiseman, Esquire            Howard L. Shecter, Esquire
     Blank Rome Comisky & McCauley          Morgan, Lewis & Bockius, LLP
      1200 Four Penn Center Plaza               2000 One Logan Square
   Philadelphia, Pennsylvania 19103            Philadelphia, PA  19103
            (215) 569-5500                         (215) 963-5000

     Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. |_|

     If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14. Other Expenses of Issuance and Distribution.

         The estimated expenses in connection with the issuance and distribution of the Securities covered by this Registration Statement, other than underwriting discounts and commissions, are as follows:


Securities and Exchange Commission registration fee (actual)....  $ 17,423
Printing fees and expenses......................................    20,000
Legal fees and expenses.........................................   100,000
Accounting fees and expenses....................................    50,000
Blue Sky fees and expenses......................................     5,000
New York Stock Exchange Listing Fee ............................    25,000
NASD filing fee ................................................     5,500
Trustees' Fees..................................................    10,000
Other...........................................................    17,077
                                                                  --------
                  Total.........................................  $250,000
                                                                  ========

Item 15. Indemnification of Directors and Officers.

         Section 14A:3-5 of the New Jersey Business Corporation Act provides, in substance, that New Jersey corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

         Article VI of the Company's By-laws provides for indemnification to the fullest extent permitted by section 14A:3-5. Reference is made to the By-laws of the Company filed as Exhibit 3.3 hereto.

Item 16. Exhibits.

    Exhibit
      No.                          Description
    -------                        -----------

     1.1       Proposed form of Underwriting Agreement for Capital
               Securities(1)

     3.1 Restated Certificate of Incorporation of the Company, as amended(2)

    Exhibit
      No.                          Description
    -------                        -----------

      3.2 Certificate of Amendment to the Restated Certificate of Incorporation of the Company, setting forth the preferences, limitations and relative rights of the Company's Series C ESOP Cumulative Convertible Preferred Stock(2)

      3.3      By-laws of the Company, as amended(3)

      4.1 Form of Trust Indenture, dated July 15, 1993, between the Company and United Jersey Bank, with respect to the Company's $23,000,000 8 3/8% Subordinated Notes due July 15, 2003. (2)


      4.2 Form of Indenture between the Registrant and Wilmington Trust Company, as Debenture Trustee

      4.3      Certificate of Trust of Commerce Capital Trust I (4)

      4.4 Form of Amended and Restated Declaration of Trust of Commerce Capital Trust I

      4.5 Form of Capital Security Certificate for Commerce Capital Trust I (included in Exhibit 4.4)

      4.6      Form of Guarantee Agreement

      5.1 Opinion of Blank Rome Comisky & McCauley relating to the legality of the Junior Subordinated Debentures, the Guarantee and the legality of the Capital Securities of Commerce Capital
               Trust I (4)

      8.1 Opinion of Blank Rome Comisky & McCauley as to certain United States federal income tax matters (4)

     23.1      Consent of Ernst & Young LLP(4)

     23.2      Consent of Arthur Andersen LLP(4)

     23.3 Consent of Blank Rome Comisky & McCauley (included in Exhibit 5.1 hereto) (4)

     23.4 Consent of Blank Rome Comisky & McCauley (included in Exhibit 8.1 hereto) (4)

     24.1      Powers of Attorney (included in signature pages hereto)(4)

     25.1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wilmington Trust Company, as Trustee for the Junior Subordinated Indenture (4)

    Exhibit
      No.                          Description
    -------                        -----------

     25.2 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wilmington Trust Company, as Property Trustee for the Amended and Restated Declaration of Trust of Commerce Capital Trust I (4)

     25.3 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wilmington Trust Company, as Guarantee Trustee for the Guarantee for Commerce Capital Trust I (4)

     27.1      Financial Data Schedule(4)

----------------
(1)     To be filed by amendment.

(2) Incorporated by reference from the Company's Registration Statement on Form S-2 and Amendments Nos. 1 and 2 thereto (Registration No. 33-62702).

(3) Incorporated by reference from the Company's Registration Statement on Form S-4 (Registration No. 333-10771).

(4)     Previously filed.

Item 17. Undertakings.


        Each of the undersigned Registrants hereby undertakes:

        1. That, for purposes of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        2. That, for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        3. That, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 15 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("Commission") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, Commerce Bancorp, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cherry Hill, New Jersey on June 5, 1997.


                                           COMMERCE BANCORP, INC.




                                       By: /s/ Vernon W. Hill, II
                                          ---------------------------------
                                           Vernon W. Hill, II
                                           Chairman of the Board and President



        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 5, 1997 in the capacities and on the date indicated.


                SIGNATURE                               Title(s)                               Date
                ---------                               --------                               ----
/s/  Vernon W. Hill, II                          Chairman of the Board,                     June 5, 1997
------------------------------------------       President and Director
     Vernon W. Hill, II                          (Principal Executive
                                                 Officer)

/s/  C. Edward Jordan, Jr.                       Executive Vice President                   June 5, 1997
------------------------------------------       and Director (Principal
     C. Edward Jordan, Jr.                       Financial and Accounting
                                                 Officer)

           *                                     Director                                   June 5, 1997
------------------------------------------
     David Baird, IV

           *                                     Director                                   June 5, 1997
------------------------------------------
     Robert C. Beck

------------------------------------------       Director
     Jack R Bershad

------------------------------------------       Director
     Joseph E. Buckelew

           *                                     Director                                   June 5, 1997
------------------------------------------
     Morton N. Kerr

                SIGNATURE                               Title(s)                               Date
                ---------                               --------                               ----

------------------------------------------       Director
     Steven M. Lewis

------------------------------------------       Director
     Daniel J. Ragone

           *                                     Director                                   June 5, 1997
------------------------------------------
     Joseph T. Tarquini, Jr.


*By: /s/ C. Edward Jordon, Jr.
------------------------------------------
     Attorney in fact


         Pursuant to the requirements of the Securities Act of 1933, Commerce Capital Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cherry Hill, New Jersey on June 5, 1997.


                                             COMMERCE CAPITAL TRUST I


                                             By: /s/ Vernon W. Hill, II
                                                 --------------------------
                                                  Vernon W. Hill, II
                                                  Regular Trustee

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 5, 1997 in the capacities and on the date indicated.

                SIGNATURE                               Title(s)                               Date
                ---------                               --------                               ----

/s/  Vernon W. Hill, II                         Regular Trustee                             June 5, 1997
-----------------------------------------
     Vernon W. Hill, II

/s/  C. Edward Jordan, Jr.                      Regular Trustee                             June 5, 1997
-----------------------------------------
     C. Edward Jordan, Jr.

           *                                    Regular Trustee                             June 5, 1997
-----------------------------------------
     Robert C. Beck


*By: /s/ C. Edward Jordon, Jr.
------------------------------------------
     Attorney in fact